                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 12, 2005
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                                LYNCH CORPORATION
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               (Exact Name of Registrant as specified in Charter)

INDIANA                               1-106                   38-1799862
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)           Identification No.)

140 GREENWICH AVENUE, 4TH FLOOR, GREENWICH, CT                 06830
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(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
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     Venator Merchant Fund, L.P., a Delaware  limited  partnership  ("Venator"), made a loan to Lynch Corporation ("Registrant"),  in the amount of $700,000 (the
"Loan").  Registrant's  obligation to repay Venator is evidenced by a Promissory
Note,  dated May 12, 2005, made by Registrant to Venator (the "Note"),  which is filed as Exhibit 10.1 to this Current Report on Form 8-K. Under the terms of the
Note,  Registrant  is to pay Venator the  principal sum of $700,000 on September
11, 2005 (the "Maturity  Date"), or within seven days after demand by Venator is made.  Registrant  is also  to pay  interest  on the  unpaid  principal  amount, together  with payment of principal on the Maturity  Date, at the rate of 6% per annum.

     The Note contains covenants restricting the use of the proceeds of the Loan as follows:  (a) up to  $250,000  are to be used for open  market  purchases  of
Registrant's common stock; and (b) the balance is to be used for working capital and general  corporate  purposes,  including,  without  limitation for legal and accounting accruals and corporate accruals and expenses.

     Under the terms of the Note,  Registrant must prepay the Promissory Note to the extent of the net proceeds of any sale of its equity or debt securities. The
Note also provides for certain events of default that could  accelerate the date on which payment of the Note is to be made.

     Venator is an investment  limited  partnership  controlled by  Registrant's
Chairman  of  the  Board,   Marc  Gabelli,   and  is  the  beneficial  owner  of
approximately  20% of  Registrant's  outstanding  common  stock.  The  Loan  was approved by the Audit Committee of the Board of Directors of the Registrant.

Item 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
            AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See Item 1.01- Entry into a Material Definitive Agreement.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits

       10.1   Promissory  Note made by Lynch  Corporation  to  Venator  Merchant
              Fund, L.P., dated May 12, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LYNCH CORPORATION

                                      By: /s/ John C. Ferrara
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                                          John C. Ferrara
                                          President and Chief Executive Officer
May 16, 2005